Tortoise Midstream Energy Fund
Schedule of Investments
August 31, 2024 (Unaudited)

COMMON STOCKS - 93.8%	Shares	Value
Canada Crude Oil Pipelines - 7.9%
Enbridge, Inc.	256,103	$10,290,218
Pembina Pipeline Corp.	278,903	11,234,213
		21,524,431

Canada Natural Gas/Natural Gas Liquids Pipelines - 3.8%
TC Energy Corp.	224,613	10,408,567

United States Crude Oil Pipelines - 9.3%
Plains GP Holdings LP	1,315,066	25,249,267

United States Natural Gas Gathering/Processing - 10.8%
EnLink Midstream LLC	800,186	11,490,671
Hess Midstream Partners LP - Class A	420,939	15,722,072
Kinetik Holdings, Inc.	46,011	2,035,526
		29,248,269

United States Natural Gas/Natural Gas Liquids Pipelines - 53.1%
Cheniere Energy, Inc.	71,192	13,189,030
DT Midstream, Inc.	199,939	15,713,206
Excelerate Energy, Inc. - Class A	70,562	1,286,345
Kinder Morgan, Inc.	641,386	13,834,696
New Fortress Energy, Inc.	109,719	1,351,738
NextDecade Corp. (a)	228,576	1,065,164
ONEOK, Inc.	327,155	30,216,036
Targa Resources Corp.	234,259	34,412,647
The Williams Companies, Inc.	710,249	32,508,097
		143,576,959

United States Renewables and Power Infrastructure – 8.9%
Clearway Energy, Inc. - Class C	406,177	11,762,886
NextEra Energy, Inc.	26,725	2,151,630
Vistra Corp.	121,875	10,411,781
		24,326,297
TOTAL COMMON STOCKS (Cost $251,855,753)		254,333,790

MASTER LIMITED PARTNERSHIPS - 26.0%	Units	Value
United States Natural Gas Gathering/Processing - 5.0%
Western Midstream Partners LP	352,572	13,602,228

United States Natural Gas/Natural Gas Liquids Pipelines - 11.0%
Energy Transfer LP	962,003	15,488,248
Enterprise Products Partners LP	489,300	14,356,062
		29,844,310

United States Refined Product Pipelines - 10.0%
MPLX LP	630,996	27,057,109
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $39,310,839)		70,503,647

PREFERRED STOCK - 1.3%	Units	Value
United States Natural Gas Gathering/Processing - 1.3%
EnLink Midstream Partners 9.72% (3 mo. Term SOFR + 4.37%), Perpetual	3,400	3,391,125
TOTAL PREFERRED STOCK (Cost $3,400,000)		3,391,125

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%	Shares
First American Government Obligations Fund - Class X, 5.22% (b)	490,844	490,844
TOTAL SHORT-TERM INVESTMENTS (Cost $490,844)		490,844

TOTAL INVESTMENTS - 121.3% (Cost $295,057,436)		328,719,406
Other Assets in Excess of Liabilities - 0.3%		714,415
Credit Facility Borrowings - (5.7)%		(15,600,000)
Senior Notes - (10.8)%		(29,170,677)
Mandatory Redeemable Preferred Stock at Liquidation Value - (5.1)%		(13,753,775)
TOTAL NET ASSETS - 100.0%		$270,909,369

Percentages are stated as a percent of net assets.

SOFR - Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.

Summary of Fair Value Disclosure as of August 31, 2024 (Unaudited)

Tortoise Midstream Energy Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$254,333,790	$–	$–	$254,333,790
Master Limited Partnerships	70,503,647	–	–	70,503,647
Preferred Stock	–	3,391,125	–	3,391,125
Money Market Funds	490,844	–	–	490,844
Total Investments	$325,328,281	$3,391,125	$–	$328,719,406

Refer to the Schedule of Investments for further disaggregation of investment categories.